UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2020

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 South Broad Street, Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 454-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.0001 per share	URBN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Due to the coronavirus ("COVID-19") outbreak, Urban Outfitters, Inc. (the "Company," "we," "us," or "our") is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2020 (the "Quarterly Report"). The Company is relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”).

The Company’s operations and business have experienced significant disruptions due to the unprecedented conditions surrounding the COVID-19 pandemic. These disruptions include, but are not limited to, the temporary leaves of absence of a significant number of our employees, the temporary closures of all of our offices and global retail locations, and other financial and operational concerns associated with or caused by COVID-19. Specifically, the Company is relying on the Order to allow for additional time to complete the impairment assessments of the Company’s long-lived assets for the quarter, which is necessary to finalize the Quarterly Report. The Company anticipates that it will file its Quarterly Report no later than 45 days after June 9, 2020.

Risk Factors

"Item 1A, Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended January 31, 2020, filed with the SEC on March 31, 2020, includes a discussion of our risk factors. The information presented below updates, and should be read in conjunction with, the risk factors disclosed in our Annual Report on Form 10-K. The effects of the events and circumstances described in the following risk factor may have the additional effect of heightening many of the other risks noted in our Annual Report on Form 10-K. Otherwise, except as presented below, there have been no material changes to our risk factors disclosed in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended January 31, 2020, filed with the SEC on March 31, 2020.

The coronavirus pandemic has and will continue to materially and adversely affect our business operations globally.

The coronavirus pandemic continues to materially impact the Company’s operations in the United States and globally, and related government and private sector responsive actions have and will continue to adversely affect its business operations. On March 11, 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide, causing public health officials to recommend precautions to mitigate the spread of the virus, including warning against congregating in heavily populated areas, such as malls and shopping centers. On March 14, 2020, the Company announced that it temporarily closed all stores globally. The Company has reopened stores in select states and countries as permitted by local government guidelines for retail establishments and intends to continue to reopen stores under such guidelines, which includes following newly established health protocols, providing personal protective equipment to our employees, and implementing social distancing working practices. The Company’s distribution and fulfillment centers remained open to support the digital business and the Wholesale segment operations but have done so with additional safety procedures and enhanced cleaning to protect the health of the employees. The Company closed its offices and showrooms globally with the exception of location dependent employees. All other corporate and showroom employees are working remotely.

The extent of the impact of the coronavirus pandemic on our business, consolidated results of operations, consolidated financial position and consolidated cash flows, including any potential impairment or other fair value adjustments, will depend largely on future developments, including the duration and spread of the outbreak in the U.S. and globally, the related impact on consumer confidence and spending and the willingness of customers to visit malls and shopping centers, the willingness of employees to staff our stores and fulfillment centers, and when, or if, we will be able to resume normal operations, all of which are highly uncertain and cannot be predicted. Additionally, we may need to cease or significantly limit our operations again if subsequent outbreaks occur, either more broadly or within our stores. Nevertheless, the coronavirus pandemic presents significant uncertainty and risk with respect to our business, financial performance and condition, operating results, liquidity and cash flows.

Forward-Looking Statements

Certain matters contained in this filing with the United States Securities and Exchange Commission (“SEC”) may contain forward-looking statements and are being made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “project,” “believe,” “plan,” “will,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any one, or all, of the following factors could cause actual financial results to differ materially from those financial results mentioned in the forward-looking statements: the impacts of the coronavirus (COVID-19) pandemic, the difficulty in predicting and responding to shifts in fashion trends, changes in the level of competitive pricing and promotional activity and other industry factors, overall economic and market conditions and worldwide political events and the resultant impact on consumer spending patterns, the effects of the implementation of the United Kingdom's withdrawal from membership in the European Union (commonly referred to as “Brexit”), including currency fluctuations, economic conditions and legal or regulatory changes, any effects of war, terrorism and civil unrest, natural disasters, severe or unseasonable weather conditions or public health crises such as the coronavirus (COVID-19) pandemic, increases in labor costs, increases in raw material costs, availability of suitable retail space for expansion, timing of store openings, risks associated with international expansion, seasonal fluctuations in gross sales, the departure of one or more key senior executives, import risks, changes to U.S. and foreign trade policies, including the enactment of tariffs, border adjustment taxes or increases in duties or quotas, the closing or disruption of, or any damage to, any of our distribution centers, our ability to protect our intellectual property rights, risks associated with digital sales, our ability to maintain and expand our digital sales channels, response to new store concepts, our ability to integrate acquisitions, any material disruptions or security breaches with respect to our technology systems, failure of our manufacturers and third-party vendors to comply with our social compliance program, changes in our effective income tax rate (including the uncertainties associated with the U.S. Tax Cuts and Jobs Act), changes in accounting standards and subjective assumptions, regulatory changes and legal matters and other risks identified in our filings with the SEC, including those set forth in Item 1A of our Annual Report on Form 10-K for the fiscal year ended January 31, 2020, filed on March 31, 2020. We disclaim any intent or obligation to update forward-looking statements even if experience or future changes make it clear that actual results may differ materially from any projected results expressed or implied therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: June 8, 2020	By:	/s/ Francis J. Conforti
Francis J. Conforti
Chief Financial Officer